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                                                                 Exhibit (10)(f)

                          INCENTIVE COMPENSATION PLAN
                                       OF
                            CAPITAL CITIES/ABC, INC.
                     (As amended through December 9, 1993)

I.   PURPOSE OF PLAN
     ---------------

     This Incentive Compensation Plan of Capital Cities/ABC, Inc. (the "Corporation") is designed to provide an incentive for the key employees of the Corporation and its present and future subsidiaries who are expected to make substantial contributions to the growth and success of the Affiliated Group (as hereinafter defined), by providing those employees with additional amounts of compensation measured by the value of the shares of the Corporation's Common Stock.

II.  DEFINITIONS
     -----------

     (a) "Affiliated Group" means the Corporation and its subsidiaries. A "subsidiary" is any corporation, more than 50% of the stock of which is owned by the Corporation, its subsidiary or subsidiaries, or any combination of them.

     (b) "Committee" means the Committee provided for in Section IV to administer this Plan.

     (c) "Common Stock" means the Common Stock, $1 par value, of the Corporation.

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     (d) "Designated Beneficiary" means the beneficiary(ies) designated by the
Participant for this Plan. If the Participant has not designated any beneficiary or if no beneficiary designated by the Participant survives the Participant, the Designated Beneficiary(ies) shall be deemed to be:

                      (i)  the Participant's surviving spouse; or, if none
                     (ii) the Participant's surviving children, as equal beneficiaries; or, if none
                    (iii) the Participant's surviving parents, as equal beneficiaries; or, if none
                     (iv) the Participant's surviving brothers and sisters, as equal beneficiaries; or, if none
                      (v)  the Participant's estate.

          The Committee shall be entitled to rely on a written statement by the deceased Participant's personal representative(s) in determining the identity of his Designated Beneficiary(ies).

          If a Participant's Designated Beneficiary survives the Participant but dies before receiving all payments to which such Designated Beneficiary is entitled, the remaining payments shall be made to the Designated Beneficiary's estate.

          (e) "Determination Date" means, with respect to a given Unit Account (and the related Interest Account), the earlier of

                      (i) the date of the termination of the Participant's employment within the Affiliated Group; and

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                     (ii)  the date the Participant completes five (5)
                           years of continuous employment with one or more members of the Affiliated Group from and after the date of grant of the Units in the Unit Account.

          (f) "Disability" means the total inability of a Participant to perform his assigned duties due to mental or physical disability established to the satisfaction of his employer on the basis of competent medical evidence, without regard to the degree of incapacity of such Participant.

          (g)       (i)  "Fair Market Value" of one share of Common Stock means

                    (A) for the purpose of determining the amount of benefits to which a Participant is entitled with respect to the Units in a particular Unit Account, in accordance with the provisions of Section IX(b)(i), where the Participant has completed at least five (5) years of continuous employment with one or more members of the Affiliated Group from and after the date of grant of such Units, the average of the closing prices of the Common Stock on the principal securities exchange on which the Common Stock is traded

                              (1) on the date as of which Fair Market Value is
                         to be determined (the "Valuation Date") and

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                              (2) on the first trading day of each of the six
                         (6) calendar months commencing in the half-year preceding the Valuation Date on which there was at least one sale of Common Stock.

                    (B) for all other purposes of the Plan, the average of the closing prices of the Common Stock on the principal securities exchange on which the Common Stock is traded on the Valuation Date and on the five (5) trading days next preceding and the five (5) trading days next following the Valuation Date on which there was at least one sale of Common Stock.

               (ii) If there are no sales of Common Stock on a Valuation Date, the next previous trading day on which there was at least one such sale shall be the Valuation Date.

               (iii) If the Common Stock is not listed on any securities exchange on a date described in this paragraph (g), the mean between the highest closing bid and the lowest closing asked prices in the over-the-counter market on such date shall be substituted for the securities exchange closing price of the Common Stock for such date.

          (h) "Participant" means any individual who is selected by the Committee to participate in the Plan.

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          (i)  "Plan" means this Incentive Compensation Plan of Capital
Cities/ABC, Inc.

          (j) "Units" means the units granted to a Participant by the Committee which are the basis for determining his benefits under the Plan. Each Unit shall correspond and be equal to one share of Common Stock.

          (k) The masculine gender shall include the feminine, and the singular shall include the plural, unless the context otherwise requires.

III.  MAXIMUM NUMBER OF UNITS SUBJECT TO GRANT
      ----------------------------------------

          The number of Units which may be granted under the Plan shall not exceed 1,100,000. Any expired Units as to which no benefits have been paid shall again be available to be granted under the Plan.

IV.   ADMINISTRATION OF THE PLAN
      --------------------------

          The Plan shall be administered by the Corporation's Compensation Committee; provided, however, that the Board of Directors of the Corporation, in its discretion, may appoint another and different committee to administer the Plan; and provided, further, that

                              (i) any committee which administers the Plan (including the Compensation Committee) shall at all times comprise at least three individuals and

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                             (ii)  all members of any such committee shall be
                         ineligible to participate in the Plan or any other plan of any member of the Affiliated Group which entitles participants to acquire stock, stock options or stock appreciation rights of any member of the Affiliated Group (and shall have been ineligible for such participation for at least one year prior to becoming members of the committee).

          Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to construe the Plan; to decide all questions relating to the eligibility of any individual to participate in the Plan or his entitlement to benefits under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make, amend or revoke all determinations and decisions necessary or advisable for administering the Plan.

          The Committee shall also have the authority, in its sole discretion, to cause any part or all of the benefits due to any Participant under the Plan to be paid to such Participant or his Designated Beneficiary(ies), as the case may be, at such time and in such form as the Committee shall consider to be in the best interests of the Corporation, notwithstanding any provision of the Plan (other than Section XVI) or any election by the Participant which would require such benefits to be paid at a different time or in a different form. The Committee shall not have the authority to cause any benefits payable following the occurrence of a Trigger Event

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(as defined in Section XVI) to be paid at any time or in any form other than as prescribed in Section XVI.

          All determinations and decisions of the Committee shall be made by a majority of the Committee and shall be binding on all persons.

          No member of the Committee shall incur any liability for anything done or omitted to be done by him, excepting only for his own wilful misconduct. The Corporation shall indemnify the members of the Committee and hold each of them harmless for and against any liability which may be asserted against them or any of them on account of their actions or omissions to act as Committee members.

          In exercising the powers granted to it under the Plan, the Committee may, but need not, consult with the Corporation's management. The Committee may engage and consult with counsel of its choice and shall be fully protected in relying or acting upon the opinion of such counsel.

V.   SELECTION OF PARTICIPANTS
     -------------------------
          The Committee, in its sole discretion, shall determine the individuals who are to be Participants in the Plan.

VI.  INCENTIVE COMPENSATION LEDGER
     -----------------------------

          The Committee shall establish an appropriate record to be called the "Incentive Compensation Ledger". Upon any grant of Units to a Participant by the Committee, the Committee shall open a Unit Account and an Interest Account in

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the Incentive Compensation Ledger for such Participant with respect to such grant. A separate Unit Account and Interest Account shall be opened for each grant of Units.

          Each set of accounts shall indicate the name of the Participant; the number of Units granted and their Fair Market Value from time to time and their dollar floor (if any); the date such Units were granted; the amount accumulated from time to time in the Interest Account; the number of Units as to which benefits have been paid; the amount of such benefits; whether such benefits were paid in cash, in Common Stock, or both; and such other information as the Committee shall determine. If a Participant has more than one set of accounts in the Incentive Compensation Ledger, each set shall be treated and considered separately as if no other set of accounts existed for such Participant.

VII.  GRANTS AND CREDITS UNDER THE PLAN
      ---------------------------------

      (a) Upon the selection of any individual to be a Participant, the Committee, acting in its sole discretion, shall grant to him such number of Units as it shall determine and shall also determine the amount of the dollar floor, if any, to be applicable to such Units. Such number of Units and/or dollar floor amount may, in the sole discretion of the Committee, be the same as or different than those with respect to the grant of Units to any other individual. Such Units shall be recorded in the Unit Account opened in accordance with the provisions of Section VI.

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      (b)  As at the December 31 immediately following the grant of Units to a
Participant and their recordation in a Unit Account, the Corporation shall make a credit to the related Interest Account. Such credit shall be in an amount equal to six (6%) percent of the excess (if any) of the then Fair Market Value of the Units over their dollar floor (if any), multiplied by a fraction the numerator of which is the number of days from the date of grant of the Units to the December 31 immediately following it, and the denominator of which is 365.

      (c) As at December 31 in each subsequent calendar year ending prior to the Determination Date, the Corporation shall make a credit to the related Interest Account in an amount equal to six (6%) percent of the excess (if any) of the then Fair Market Value of the Units in the Unit Account (as to which benefits have not been paid) over their dollar floor (if any).

      (d) The last credit to an Interest Account under this Section shall be made as at the end of the calendar month coinciding with or immediately following the Determination Date with respect to the Units in the related Unit Account. Such credit shall be in an amount equal to six (6%) percent of the excess (if any) of the Fair Market Value of such Units as at the Determination Date over their dollar floor (if any) multiplied by a fraction, the numerator of which is the number of months from the January 1 coinciding with or immediately preceding the Determination Date with respect to such Units to the date as of which the credit under this paragraph is made, and the denominator of which is
12.  This paragraph shall not

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apply if the Determination Date with respect to any Units occurs in the calendar year in which such Units were granted.

      (e) The percentage rate to be credited to Interest Accounts under this Section may be changed at any time and from time to time by the Committee, in its sole discretion.

      (f) At any time after an original grant of Units to a Participant, the Committee may grant to him such additional number of Units as it, in its sole discretion, may determine.

VIII.  NONFORFEITABILITY OF BENEFITS
       -----------------------------

       (a) A Participant shall have a nonforfeitable right in a percentage of the benefits represented by the Units in a Unit Account based upon his number of full years of continuous employment with one or more members of the Affiliated Group from and after the date of grant of the Units, as follows:

                Number of years of          Nonforfeitable
                    employment                percentage
               --------------------       -----------------
                less than one year               zero
                    1 year                        15%
                    2 years                       30%
                    3 years                       50%
                    4 years                       75%
                    5 years                      100%

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      (b)  A Participant shall not have a nonforfeitable right to any part of the amount in an Interest Account until he has completed five (5) full years of continuous employment with one or more members of the Affiliated Group from and after the date of grant of the Units in the related Unit Account. Thereafter, the Participant's right to the entire amount in the Interest Account shall be entirely nonforfeitable.

      (c) In the event that a Participant's employment within the Affiliated Group is terminated for any reason other than voluntarily on his own part then, notwithstanding the provisions of paragraphs (a) and (b) of this Section, the Committee, in its sole discretion, may increase the percentage of the Participant's nonforfeitable rights in the Units in any of his Unit Accounts and/or the amount actually credited to any of his Interest Accounts as of the end of the calendar month coinciding with or immediately following the date of the Participant's termination of employment.

      (d) In the event that a Participant's employment within the Affiliated Group is terminated on account of his malfeasance then, notwithstanding the provisions of paragraphs (a) and (b) of this Section, the Committee, in its sole discretion, may declare forfeit the Participant's rights in the Units in any or all of his Unit Accounts and/or in any or all of his Interest Accounts.

       (e) No Participant shall have any rights to benefits under this Plan except under the conditions set forth in this Section.

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IX.  PAYMENT OF BENEFITS
     -------------------

     (a) Except as otherwise provided in Section X, the amounts to which a Participant is entitled under paragraphs (b) and (c) with respect to a particular Unit Account (and the related Interest Account) shall be paid to him or his Designated Beneficiary(ies), as the case may be, in a single lump-sum distribution within the sixty (60) day period following the end of the calendar year in which the Determination Date occurs with respect to such accounts (the "Determination Year"); provided, however, that the Committee may determine, in its sole discretion, to cause such distribution to be made prior to the end of the Determination Year.

     (b) The amount of benefits to which a Participant shall be entitled with respect to a particular Unit Account (and the related Interest Account) shall be the sum of

             (i)    (A)   the number of Units in the Unit Account, multiplied by

                    (B) the excess (if any) of the Fair Market Value of one share of Common Stock on the Determination Date over the dollar floor (if any) applicable to one Unit in the particular Unit Account, multiplied by

                    (C) the Participant's nonforfeitable percentage with respect to the Unit Account, as determined under Section VIII(a), (c) and (d), plus

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            (ii)    (A)   the amount credited to the related Interest Account
                    immediately after the most recent credit was made to it, pursuant to Section VII (b) through (d), multiplied by (B) the Participant's nonforfeitable percentage with respect to the Interest Account, as determined under Section VIII(b),
                    (c) and (d).

     (c) As at the end of each calendar month which begins after the Determination Date with respect to a particular Unit Account (and the related Interest Account), the Corporation shall make a credit to the Interest Account in an amount equal to the product of:

             (i)    (A)   the amount of benefits to which the Participant is
                    entitled with respect to such accounts, as determined under Paragraph (b), minus

                    (B) any amount of benefits previously paid with respect to such accounts, plus

                    (C) any amount(s) credited to the Interest Account under this Paragraph (c) through the previous December 31, and

            (ii) one-twelfth (1/12) of seventy-five (75%) percent of the prime rate of interest at Citibank in New York City as of the first business day of such month.

          The last credit to an Interest Account under this paragraph shall be made as at the end of the calendar month coinciding with or immediately preceding

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the first date when the Participant has no further rights in any Units in the Unit Account (whether because benefits have been paid with respect to such Units or otherwise).

     (d) In the discretion of the Committee, the benefits to which a Participant is entitled with respect to a particular Unit Account (and the related Interest Account) shall be paid either (i) entirely in cash (ii) entirely in Common Stock or (iii) partly in cash and partly in Common Stock, the proportions to be determined by the Committee in its discretion. If any part of a Participant's benefits are to be paid in Common Stock, the number of shares to be distributed in any calendar year shall be determined based on the Fair Market Value of the Common Stock as at December 31 of the previous year. The amount of cash to be distributed in any calendar year in payment of a Participant's benefits shall equal the excess of

                (i) the total amount of benefits to be distributed to the Participant in such year over

               (ii)   the product of

                      (A) the number of shares of Common Stock to be distributed to him in such calendar year, and

                      (B) the closing price of the Common Stock on the principal securities exchange on which the Common Stock is traded on the business day next preceding the date of distribution.

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     (e)  Notwithstanding the provisions of paragraph (d), no fractional shares of Common Stock shall be delivered in payment of any benefit under the Plan.
The dollar value of any such fractional shares shall be paid in cash.

     (f) Notwithstanding the provisions of paragraph (d), a Participant's benefits which are payable on account of his death or the termination of his employment because of Disability shall be paid entirely in cash.

X.   OPTIONAL FORMS OF PAYMENT OF BENEFITS
     -------------------------------------

     (a) At any time up to the fifteenth (15th) day prior to the Determination Date with respect to a particular Unit Account (and the related Interest Account), a Participant may elect that the benefits to which he is entitled with respect to the accounts:

             (i) shall be paid in five (5) annual installments commencing within sixty (60) days after the end of the Determination Year,

            (ii) shall be paid in a single lump-sum distribution within the sixty (60) day period following the end of the calendar year in which his termination of employment within the Affiliated Group occurs (the "Employment Termination Year"); provided, however, that the Committee may determine, in its sole discretion, to cause such distribution

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                    to be made in December of the Employment Termination Year,

           (iii) shall be paid in five (5) annual installments commencing within sixty (60) days after the end of the Employment Termination Year,

            (iv) shall be paid (or commence to be paid) at such other time and/or in such other form as the Committee, in its sole discretion, may approve.

     (b) The elections provided by this Section shall be subject to the following rules:

             (i)    All elections shall be made (or revoked) in writing;

            (ii) A Participant shall have the right to make any of the elections provided by this Section separately for each set of Unit and Interest Accounts in his name in the Incentive Compensation Ledger;

           (iii) Any election made under paragraph (a) may be revoked and/or made again within the time provided by paragraph (a);

            (iv) Where a Participant has elected to receive his benefits in installments, the amount of any installment shall be the remaining balance due the Participant with respect to the particular Unit Account (and the related Interest Account)

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                    multiplied by a fraction the numerator of which is one (1)
                    and the denominator of which is the number of installments remaining to be paid (inclusive of the installment then to be paid);

             (v) Any election made under paragraph (a) shall not be given effect if, in the judgment of the Committee, the Participant would be taxable on any part of his benefits in a year earlier than the one in which he would receive such benefits pursuant to his election;

            (vi) No election with respect to a particular Unit Account (and the related Interest Account) shall be given effect unless the Participant completes five (5) years of continuous employment with one or more members of the Affiliated Group from and after the date of grant of the Units in the Unit Account.

XI.  NONALIENATION OF BENEFITS
     -------------------------

          No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, charge, levy, attachment or execution of judgments of any kind. No right or benefit under this Plan shall in any manner be liable for or subject to the debts, contract liabilities or torts of the person entitled to such rights or benefits.

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XII.  INVESTMENT UNDERTAKING
      ----------------------

          In connection with the grant of a Unit or the issuance of Common Stock with respect to it, each Participant may be required to represent and agree, as a condition precedent to such grant or issuance, that

     (a) in the event any payment under the Plan is made in the form of shares of Common Stock, such shares will be acquired for investment and not with a view to their distribution, unless such shares shall be registered under an effective registration statement under the Securities Act of 1933, as amended; and

     (b) at the time of issuance of such shares he will, if so requested, reconfirm in writing to the Corporation such investment undertaking.

          The Corporation, if it deems it advisable, may place on the certificates representing such shares an appropriate legend with respect to the registration of the shares.

XIII.  AMENDMENT AND TERMINATION OF PLAN
       ---------------------------------

          The Board of Directors of the Corporation, in its discretion and at any time, may terminate the Plan or adopt such amendments or modifications of the Plan as it may deem advisable. No such amendment or modification shall deprive any Participant of any right to which he has previously become entitled under the Plan.

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XIV.  APPROVAL OF SHAREHOLDERS
      ------------------------

          No shares of Common Stock shall be issued under the Plan until and unless the Plan has been approved by the shareholders of the Corporation. In the event that, subsequent to the approval of the Plan by the shareholders, the Plan shall be amended or modified by the Board of Directors of the Corporation to increase the number of Units that may be granted under the Plan, no shares of Common Stock shall be issued under the Plan with respect to such additional Units until and unless the amendment or modification of the Plan with respect to such additional Units has been approved by the shareholders of the Corporation.

XV.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     ------------------------------------------

          If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Corporation or any other corporation through reorganization, merger, consolidation, recapitalization, reclassification, combination, exchange of shares, stock split-up, payment of a stock dividend or other capital adjustment, an appropriate and proportionate adjustment shall be made in each account in the Incentive Compensation Ledger with respect to the number of Units granted to a Participant. Unless the context indicates to the contrary, all references to the number of Units in this Plan shall mean such number as may be adjusted pursuant to the provisions of this Section XV.

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          Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

XVI.    TRIGGER EVENTS
        --------------

          (a)   For the purpose of this Plan, a "Trigger Event" shall mean

                (i) The acquisition by any individual, entity or group
                    (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), other than Berkshire Hathaway, Inc., a Delaware corporation ("Berkshire"), or any Affiliate or Associate (as hereinafter defined) of Berkshire (Berkshire and such Affiliate and Associate being hereinafter referred to collectively as the "Berkshire Group"), in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of an aggregate of 20% or more of either (x) the then outstanding shares of common stock of the Corporation (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Company

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

                    Voting Securities"); provided, however, that the following acquisitions shall not constitute a Trigger Event: (A) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), provided that the Person acquiring such Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owns less than 5% of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such acquisition, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Affiliate of the Corporation or (D) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and
                    (C) of paragraph (iv) below; or

               (ii) The acquisition by any one or more of the Berkshire Group, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
                    Act) of more than 30% (the "Prohibited Percentage") of either the Outstanding Company Common Stock or the Outstanding Company

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                    Voting Securities, provided, however, that any such
                    acquisition shall not constitute a Trigger Event if the Berkshire Group shall have attained the Prohibited Percentage (A) as the result of an acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares owned by the Berkshire Group to the Prohibited Percentage or (B) with the consent of the Corporation's Board of Directors in accordance with an Agreement dated January 2, 1986 between the Corporation and Berkshire, provided however, that if the Berkshire Group shall become the beneficial owner of more than 30% of such securities pursuant to clauses (A) or (B) of this paragraph
                    (ii), and shall thereafter acquire any additional Outstanding Company Common Stock or Outstanding Company Voting Securities other than pursuant to clause (B) of this paragraph (ii), then such acquisition shall constitute a Trigger Event; or

              (iii) Individuals who constitute the Incumbent Board (as
                    hereinafter defined) cease for any reason to constitute at least a majority of the Board of Directors of the

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                    Corporation (the "Board").  "Incumbent Board" shall mean
                    individuals who as of December 14, 1989, constitute the Board and any individual who becomes a director subsequent to December 14, 1989, whose election, or nomination for election by the Corporation's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iv) Approval by the shareholders of the Corporation of a
                    reorganization, merger or consolidation, in each case unless, following such reorganization, merger or consolidation, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock

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                    and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation and the Berkshire Group) beneficially owns, directly or indirectly, 20% or more, and the Berkshire Group does not beneficially own, directly or indirectly, more than 30%, of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

               (v) Approval by the shareholders of the Corporation of (x) a complete liquidation or dissolution of the Corporation or
                    (y) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                    (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation and the Berkshire Group) beneficially owns, directly or indirectly, 20% or more, and the Berkshire Group does not beneficially own, directly or indirectly, more than 30% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

          For the purpose of this Section, the terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the

General Rules and Regulations under the Exchange Act, as in effect on December 14, 1989.

          (b) For the purpose of this Plan, the "Trigger Event Fair Market Value" shall be the higher of (x) the highest reported sales price, regular way, of a share of Common Stock on the principal securities exchange on which the Common Stock is listed during the sixty (60) day period prior to the date of the occurrence of a Trigger Event and (y) if a Trigger Event occurs as the result of a transaction or series of transactions described in paragraphs (i), (ii), (iv) or (v) of the definition of "Trigger Event" set forth in this Section XVI, the highest price per share of Common Stock paid in such transaction or series of transactions (in the case of a Trigger Event described in paragraphs (i) or (ii) of such definition), as reflected in a Schedule 13D filed by the person having made the acquisition.

          (c)  Upon the occurrence of a Trigger Event, as defined in this
Section XVI, the following provisions of this Section XVI shall apply and Sections VIII through X of this Plan shall not apply.

          (d) All benefits represented by the Units in all Unit Accounts and the amounts credited to all Interest Accounts shall be completely nonforfeitable.

          (e) The amount of benefits to which a Participant shall be entitled with respect to the Units in a particular Unit Account (and the related Interest Account) as to which the Determination Date occurred prior to the occurrence of the Trigger Event shall be the sum of

               (i)  (A) the number of Units in the Unit Account, multiplied by

                    (B) the excess (if any) of the Fair Market Value of one share of Common Stock on the Determination Date over the dollar floor (if any) applicable to one Unit in the particular Unit Account, plus

              (ii) the amount credited to the related Interest Account as of the date of the occurrence of the Trigger Event.

          (f) The amount of benefits to which a Participant shall be entitled with respect to the Units in a particular Unit Account (and the related Interest Account) as to which the Determination Date has not occurred prior to the occurrence of the Trigger Event shall be the sum of

               (i)  (A) the number of Units in the Unit Account, multiplied by

                    (B) the excess (if any) of the Trigger Event Fair Market Value over the dollar floor (if any) applicable to one Unit in the particular Unit Account, plus

               (ii) the amount credited to the related Interest Account as of the date of the occurrence of the Trigger Event.

          (g) All benefits to which a Participant is entitled with respect to the Units in a particular Unit Account (and the related Interest Account) shall be paid to him or his Designated Beneficiary(ies), as the case may be, in a single lump-sum distribution immediately after the occurrence of the Trigger Event.

          (h)    All benefits shall be paid in cash.

XVII.   MISCELLANEOUS
        -------------

     (a) The adoption and maintenance of the Plan shall not be deemed to constitute a contract between a Participant and any member of the Affiliated Group. Nothing herein contained shall be deemed to give to any Participant the right to be retained in the employ of any member of the Affiliated Group or to interfere with its right to discharge any Participant at any time.

     (b) No Participant shall have any of the rights or privileges of a shareholder of the Corporation with respect to any shares of Common Stock except with respect to shares of such Common Stock actually issued to him under this Plan.

     (c) No trust shall be deemed created in favor of any Participant by the establishment of a Unit Account or an Interest Account and the Corporation shall have no obligation whatsoever to fund any of such Accounts. Participants' rights under this Agreement shall be solely those of unsecured contractual creditors.

     (d) All questions pertaining to the Plan shall be determined under the laws of the State of New York.

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